Exhibit 10.2

To:	Globalstar, Inc.

300 Holiday Square Boulevard
Covington, Louisiana 70433
United States of America
Attention: James Monroe III

From: BNP Paribas, as the COFACE Agent

Date: 23 January 2013

By Express Mail and E-mail

Dear Sirs,

Waiver Letter No.13 - COFACE Facility

1.            Introduction

1.1.        We refer to:

(a)          the facility agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Societe Generale, Natixis, Credit Agricole Corporate and Investment Bank and Credit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in schedule 1 (Lenders and Commitments) thereto as the Original Lenders, as amended from time to time (the "Facility Agreement");

(b)          the accounts agreement dated 5 June 2009 between the Borrower, Thermo, the Offshore Account Bank, the Security Agent and the COFACE Agent (as amended and restated pursuant to the deed of waiver and amendment No.7 dated 30 September 2011) (the "Accounts Agreement");

(c)          the reservation of rights letters dated 29 Tone 2012 and 4 January 2013 from the COFACE Agent to the Borrower (the "Reservation of Rights Letters"); and

(d)          the amendment and waiver request letter dated 3 July 2012 from the Borrower to the COFACE Agent setting out, among other things, certain Defaults (the "Relevant Defaults").

1.2.         Unless otherwise defined herein, terms and expressions defined in the Facility Agreement shall have the same meaning when used in this letter (the "Letter").

1.3.         We write to you in our capacity as COFACE Agent under the Finance Documents.

2.            Payment of 4th Launch Insurance Costs

2.1.         Subject to certain exceptions (which are not applicable for the purposes of this Letter), Clause 5.2(a) (Permitted Withdrawals from the Collection Account) of the Accounts Agreement requires that the Borrower may only withdraw amounts from the Collection Account at the times, for the purposes and in the order or priority set out in schedule 5 (Order of Application) of the Accounts Agreement.

2.2.         Clause 6.3(e) (Contingent Equity Funding) of the Accounts Agreement provides that the proceeds of any "Deficiency Funding" (as such term is defined in the Accounts Agreement) transferred to the Collection Account shall be applied at any time to pay amounts due in accordance with paragraphs (a) to (f) of schedule 5 (Order of Application) of the Accounts Agreement.

2.3.         Prior to the date of this Letter, an amount equal to eight million five hundred and twenty five thousand Dollars (US$8,525,000) has been transferred from the Thermo Contingent Equity Account to the Collection Account (the "Relevant Contingent Equity Funds").

2.4.         A payment of nine million two hundred and ten thousand and forty three Dollars and twenty three cents (US$9,210,043.23) is due from the Borrower to certain insurers -within fifteen (15) days of receipt of a notice of demand from such insurers, in respect of insurance costs that relate to the Launch Insurance for the proposed Launch of the "hatch 4" Satellites (the "4th Launch Insurance Costs").

2.5.         The COFACE Agent (for and on behalf of the Majority Lenders) agrees that notwithstanding the provisions of clauses 5.2(a) (Permitted Withdrawals from the Collection Account) and 6.3(e) (Contingent Equity Funding) of the Accounts Agreement, and subject to the terms of this Letter, the Borrower shall be entitled to apply:

(a)          the Relevant Contingent Equity Funds; and

(b)          any other monies standing to the balance of the Collection Account and representing monies transferred from the Thermo Contingent Equity Account in an amount not exceeding the difference between the 4th Launch Insurance Costs and the Relevant Contingent Equity Funds,

in payment of the 4th Launch Insurance Costs to the relevant insurers within fifteen (15) days of receipt by the Borrower of a notice of demand in relation thereto. Solely in connection with the application of funds contemplated by this paragraph 2, the

2.6.         COFACE Agent (for and on behalf of the Majority Lenders) hereby waives the provisions of 5.2(a) (Permitted Withdrawals from the Collection Account) and clauses 6.3(e) (Contingent Equity Funding) .of the Accounts Agreement.

2.7.         Promptly following the payment contemplated by paragraph 2.5 above, the Borrower shall deliver to the COFACE Agent evidence satisfactory to it that the payment of the 4th Launch Insurance Costs has been made in full.

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3.            Payment of 4th Launch CapEx Costs

3.1.         Pursuant to the provisions of clauses 9.2 (Withdrawals from the Debt Service Reserve Account) and 9.3 (Excess Funding in the Debt Service Reserve Account) of the Accounts Agreement, the Borrower is only entitled to withdraw amounts standing to the credit of the Debt Service Reserve Account for the purposes of either:

(a)          payment of Debt Service; or

(b)          payment to the Debt Service Account, in each case, as set out in the Accounts Agreement.

3.2.         On 29 January 2013, a payment of eight million six hundred and twenty five thousand Dollars (US$8,625,000) is due to the Launch Services Provider from the Borrower pursuant to the terms of the Launch Services Contract in respect of certain Capital Expenditures relating to the proposed Launch of the "batch 4" Satellites (but excluding, for the avoidance of doubt, any amounts relating to the 4th Launch Insurance Costs) (the "4th Launch CapEx Costs").

3.3.         As of the date of this Letter, the balance standing to the credit of the Debt Service Reserve Account that exceeds the DSRA Required Balance is an amount equal to eight million eight hundred and fifty nine thousand and one hundred Dollars (US$8,859,100) (the "DSRA Excess Amount").

3.4.         The COFACE Agent (for and on behalf of the Majority Lenders) agrees that, notwithstanding the provisions of clauses 9.2 (Withdrawals from the Debt Service Reserve Account) and 9.3 (Excess Funding in the Debt Service Reserve Account) of the Accounts Agreement and subject to the provisions of this Letter, the Borrower shall be entitled to instruct the Offshore Account Bank to pay from the Debt Service Reserve Account directly to the Launch Services Provider an amount equal to the lesser of:

(a)          the DSRA Excess Amount; and

(b)          the 4th Launch CapEx Costs,

in payment of, pro tanto, the 4th Launch CapEx Costs.

3.5.         Solely in connection with the application of funds contemplated by paragraph 3.4, the COFACE Agent (for and on behalf of the Majority Lenders) hereby waives the provisions of clauses 9.2 (Withdrawals from the Debt Service Reserve Account) and 9.3 (Excess Funding in the Debt Service Reserve Account) of the Accounts Agreement.

3.6.         Pursuant to clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement, no amounts may be withdrawn from the Thermo Contingent Equity Account in accordance with clause 6.3(a)(ii)(B) (Contingent Equity Funding) of the Accounts Agreement if a

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Default has occurred and is continuing, and, to the extent that any such amounts are permitted to be withdrawn, such amounts are to be:

(a)          requested by the Borrower in the manner set out in clauses 6.3(a) and (b) (Contingent Equity Funding) of the Accounts Agreement; and

(b)          following such request, paid to the Collection Account and applied in accordance with schedule 5 (Order of Application) to the Accounts Agreement pursuant to the provisions of clauses 6.3(a) and (e) (Contingent Equity Funding) of the Accounts Agreement

3.7.         As at the date of this Letter, certain Events of Default have occurred and are continuing.

3.8.         Notwithstanding that certain Events of Default have occurred prior to the date of this Letter and are continuing, and subject to the provisions of this Letter, the COFACE Agent (for and on behalf of the Majority Lenders) agrees that the Borrower shall be entitled to instruct the Offshore Account Bank to pay from the Thermo Contingent Equity Account:

(a)          directly to the Launch Services Provider an amount equal to the amount (if any) by which the 4th Launch CapEx Costs exceeds the amount paid to the Launch Services Provider under paragraph 3.4 above, in payment of, pro tanto, the 4th Launch CapEx Costs; or

(b)          directly to the relevant insurers an amount not exceeding the amount referenced in paragraph 2.5(b) above, in payment of the 4th Launch Insurance Costs.

3.9.         Solely in connection with the application of funds contemplated by paragraph 3.8, the COFACE Agent (for and on behalf of the Majority Lenders) hereby waives the provisions of:

(a)          clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement in respect of there being no Default;

(b)          clauses 6.3(a) and (b) (Contingent Equity Funding) of the Accounts Agreement in respect of the process to be followed by the Borrower when requesting the release of funds from the relevant account; and

(c)          clauses 6.3(a) and (e) (Contingent Equity Funding) of the Accounts Agreement in respect of payments being made to the Collection Account and applied in accordance with schedule 5 (Order of Application) of the Accounts Agreement.

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3.10.        For the avoidance of doubt, no transfer from the Thermo Contingent Equity Account to the relevant account of the Launch Services Provider will be permitted unless the Borrower has complied with all the terms and conditions set out in clause 6 (Thermo Contingency Equity Account) of the Accounts Agreement other than as waived pursuant to this Letter.

3.11.       Any payment to be made pursuant to paragraphs 3.4 and 3.8 above may only be made following receipt by the COFACE Agent of:

(a)          evidence satisfactory to it in all respects of the payment of the 4th Launch Insurance Costs;

(b)          a copy of a duly certified Invoice from the Launch Services Provider; and

(c)          payment instructions from the Borrower to the Offshore Account Bank instructing the Offshore Account Bank to pay directly to the Launch Services Provider, from the funds standing to the credit of the Thermo Contingent Equity Account, an amount equal to the amount (if any) by which the 4th Launch CapEx Costs exceed the amount to be paid to the Launch Services Provider under paragraph 3.4 above.

4.            General Provisions

4.1.         The granting of the waivers referred to in this Letter shall in no circumstances be construed to be, other than for the sole purpose described above, a waiver of:

(a)          any Relevant Default; or

(b)          any other Default which has occurred or which may occur in the future (and whether or not any Finance Party is aware of the same), including, but not limited to, any rights which may arise under clause 24 (Remedies upon an Event of Default) of the Facility Agreement.

4.2.         This Letter is provided without prejudice to:

(a)          the Reservation of Rights Letters; and

(b)          each Obligor's continuing obligations under the Finance Documents to which it is a party and which continuing obligations shall remain in full force and effect.

4.3.         For the avoidance of doubt, the provisions of clause 6 (Payment of Waiver Fees) of the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement ("Amendment Letter No. 6") shall apply to this Letter, save that the COFACE Agent (on behalf of the Majority Lenders) agrees that for the sole purpose of this Letter only, the provisions of paragraph (b) thereof shall be disapplied and each Waiver Fee (as such term is defined in Amendment Letter No. 6) shall instead be payable by the Borrower on or prior to 23 April 2013.

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4.4.         Each Obligor confirms in favour of the COFACE Agent that:

(a)          it hereby agrees to the terms and conditions of this Letter; and

(b)          notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not, except as expressly stated to the contrary in this Letter, released, discharged or impaired by this Letter.

4.5.         The following provisions of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to "this Agreement" being construed as references to this Letter: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), 38 (Counterparts), 39 (Governing Law) and 40 (Enforcement).

4.6.         This Letter shall constitute a Finance Document.

4.7.         Any failure by the Borrower to comply with this Letter shall, subject to any applicable grace periods under the Finance Documents, constitute an Event of Default.

4.8.         Other than as set out in this Letter, each Finance Document shall remain in full force and effect. Each Finance Party reserves all other rights or remedies it may have now or in the future.

4.9.         Other than in respect of each Finance Party, a person who is not a party to this Letter may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded.

Please confirm your acceptance of and agreement to, the provisions of this Letter by signing and dating the enclosed copy of this Letter and returning it to the COFACE Agent.

Yours faithfully

/s/ Jean Philippe Poirier

/s/ E. Galzy

For and on behalf of
BNP Paribas
as COFACE Agent for and on behalf of the Finance Parties

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Acknowledged and agreed

For and on behalf of

Globalstar, Inc.

as Borrower

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Thermo Funding Company LLC

as Obligor

/s/ James Monroe III
By: James Monroe III
Title: Manager
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

GSSI, LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar Security Services, LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar C, LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar USA, LLC

as Subsidiary Guarantor

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/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar Leasing LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Spot LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

ATSS Canada, Inc.

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar Brazil Holdings, L.P.

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

GCL Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

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Acknowledged and agreed

For and on behalf of

GUSA Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

Acknowledged and agreed

For and on behalf of

Globalstar Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III
By: James Monroe III
Title: CEO
Date: 23 January 2013

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